EXHIBIT 99.1

For Immediate Release
Investor Contact: Kurt Harrington 703.312.9647 or kharrington@fbr.com
Media Contacts:   Bob Leahy 703.312.9745 or bleahy@fbr.com;
                  Bill Dixon 703.469.1092 or bdixon@fbr.com
                                 ---------------

                    Friedman, Billings, Ramsey Group Reports
                           Second Quarter 2002 Results
             Net Income of $17.8 million, or $0.39 per share (basic)

ARLINGTON, Va., August 1, 2002 - Friedman, Billings, Ramsey Group, Inc. (NYSE:
FBR) today reported net income of $17.8 million, or $0.39 (basic), and $0.36 (diluted) per share, for the quarter ended June 30, 2002, compared with net income of $5.1 million, or $0.10 (basic), and $0.10 (diluted) per share in the second quarter of 2001. Revenue in the second quarter of 2002 was $73.3 million, compared with $55.2 million in the second quarter of 2001.

For the first six months of the year, FBR reported net income of $28.1 million (including an extraordinary gain of $1.4 million), or $0.61 (basic), and $0.59 (diluted) per share on revenue of $127.6 million, versus a net loss of $(0.02) (basic), $(0.02) (diluted) per share on revenue of $77.6 million for the first six months of 2001.

"Our second quarter revenues were the best since the company went public. Our results were driven by continued revenue growth and earnings improvement both on a year over year and sequential basis in our capital markets businesses - institutional brokerage and investment banking - as well as asset management," said Manny Friedman, Chairman and Co-CEO.

By business unit, the company reported institutional brokerage revenues for the quarter of $18.3 million, a 62% increase over the same quarter a year ago. Investment banking revenue in Q2 was $36.7 million, a 12% increase over the second quarter 2001. Asset management revenue for the quarter was $19.1 million, a 78% increase over the second quarter the previous year. Additionally, the company recorded a technology sector net investment and incentive loss of $2.4 million.

"We are pleased with the improvement achieved during the first six months of the year in the level of activity across our business, particularly in view of the current state of the capital markets," said Vice Chairman and Co-Chief Executive Officer Eric F. Billings. "FBR is strongly positioned to address changing conditions in the U.S. capital markets, for instance, utilizing 144A institutional offerings for equity as well as debt, and providing advisory services even if public investment banking opportunities become more limited near term. Our institutional brokerage and asset management businesses continue to grow, adding stability to our revenue stream. The combination of over $218 million in equity and only $6 million of long-term debt as well as a lean and talented workforce, allows us to pursue opportunities even in difficult markets. For example, we are currently contemplating opening a San Francisco office."

In institutional brokerage, FBR's institutional research group expanded coverage within two established verticals. In healthcare, large cap pharmaceuticals were added and energy sector coverage now includes integrated oils. A key hire was also made to further develop FBR's diversified industries research team.
FBR continued to hire across all of its business units during the quarter, adding senior producers in sales, trading and investment banking, as well as research.

                                     (more)

In investment banking, FBR continued to be a leading underwriter for mid-market issuers. During the first half of 2002, FBR maintained its position as a top 10 lead-manager of equity underwritings by number of deals, dollar volume raised and aftermarket performance. According to CommScan Equidesk, FBR ranks among the top five lead managers of IPOs and secondaries across all industries for companies with a market capitalization of less than $1 billion (15 deals, $1.1 billion raised) and first for companies with less than $500 million (12 deals, $725 million raised). Additionally, FBR has ranked first for the18 month period through June 30 in weighted aftermarket performance among lead-managing underwriters (ten or more public equity transactions) across all industries (32 deals), according to CommScan Equidesk.

During the second quarter of 2002, FBR completed 16 equity and debt raises - lead-managing 8 public underwritings and 2 private placements and co-managing 6 public underwritings; and completed 5 M&A transactions as well as 4 other restructuring and advisory assignments.

In asset management, at June 30, 2002, FBR had approximately $5.8 billion in gross assets under management and net assets of $2.3 billion. Of these net assets, FBR has the potential to earn incentive fees on more than $700 million. FBR manages ten equity, fixed income and money market mutual funds, five hedge funds, and four private equity and venture capital funds, in addition to FBR Asset Investment Corporation (NYSE:FB) and other separate accounts.

FBR continued to benefit from the growth and performance of FBR Asset. FBR Asset has grown from equity of $91.3 million and total assets of $317.6 million as of June 30, 2001 to equity of $690 million and total assets of $4.1 billion as of June 30, 2002. During the quarter, FBR Asset completed two follow-on offerings lead-managed by FBR, each accretive to book value, raising $311.5 million primarily for investing in mortgage backed securities. In its asset management business, FBR generates revenue as manager of FBR Asset in the form of base and incentive management fees, and also generates revenues as a minority shareholder of FBR Asset. During the second quarter, FBR Group received asset management fee revenue of $4.8 million, and return on investment of $8.8 million (including the accretive effect of the offerings), from FBR Asset. FBR Asset is a separate public company that invests in mortgage-backed securities, mezzanine and senior loans and equity securities.

FBR had 46.3 million common shares outstanding, shareholders' equity of $218.4 million, and basic book value per share of $4.71 as of June 30, 2002, compared with 45.6 million common shares outstanding, shareholders' equity of $185.3 million and book value per share of $4.06 as of December 31, 2001. Shareholders' equity and basic book value calculations as of June 30, 2002 and December 31, 2001 exclude $23.4 million and $22.7 million, respectively and 4 million shares relating to the Employee Stock Purchase and Loan Program that was implemented during 2001. Assuming repayment of these loans as of June 30, 2002, shareholders' equity would be $241.8 million, book value per share would be $4.80 and total shares outstanding would be 50.3 million. Total assets as of June 30, 2002 were $362.2 million, including cash and liquid assets of $91.4 million, net of short-term debt of $37.1 million.

Friedman, Billings, Ramsey Group, Inc., headquartered in Arlington, Va., is a financial holding company for businesses that provide investment banking, institutional brokerage, specialized asset management, and banking products and services. FBR focuses capital and financial expertise on six industry sectors: financial services, real estate, technology, energy, healthcare, and diversified industries. FBR also has offices in Atlanta, Bethesda, Boston, Charlotte, Chicago, Cleveland, Dallas,
                                                     (more)

Denver, Irvine, London, New York, Portland, Seattle, and Vienna. Bank products and services are offered by FBR National Bank & Trust, member FDIC and an Equal Housing Lender. For more information, see http://www.fbr.com.


A live webcast of FBR's  conference  call will be  available at 9 a.m.  (Eastern
Time) via http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=FBR. Replays of
the         webcast         will         be         available         afterward.


                                      # # #


         Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, the high degree of risk associated with technology and other venture capital investments, available technologies, competition for business and personnel, and general economic, political and market conditions.


               3 pages of financial information follow this page.


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
             CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
             (Dollars in thousands, except per share amounts)
             (Unaudited)
                                                                                       Three months ended
                                                                                             June 30,

                                                               2002                 %            2001                %
                                                          ---------------  ---------------  --------------   --------------

REVENUES:
Investment banking                                              $ 36,670            50.1%        $ 32,811            59.5%
Institutional brokerage                                           18,326            25.0%          11,345            20.6%
Asset management
  Base fees                                                        7,633            10.4%           5,191             9.4%
  Incentive and investment income                                 11,419            15.6%           5,483            10.0%
  Technology sector investment and incentive loss                 (2,432)           -3.3%          (1,684)           -3.1%
Interest, dividends and other                                      1,638             2.2%           2,006             3.6%
                                                          ---------------  ---------------  --------------   --------------

             Total revenues                                       73,254           100.0%          55,152           100.0%
                                                          ---------------  ---------------  --------------   --------------

EXPENSES:
Compensation and benefits                                         38,411            52.4%          32,756            59.4%
Business development and professional services                     7,982            10.9%           8,205            14.9%
Interest                                                             430             0.6%             334             0.6%
Other                                                              8,652            11.8%           8,747            15.8%
                                                          ---------------  ---------------  --------------   --------------

             Total expenses                                       55,475            75.7%          50,042            90.7%
                                                          ---------------  ---------------  --------------   --------------

             Net income before income taxes                       17,779            24.3%           5,110             9.3%

Provision for income taxes                                             -             0.0%               -             0.0%
                                                          ---------------  ---------------  --------------   --------------

             Net income                                         $ 17,779            24.3%         $ 5,110             9.3%
                                                          ===============  ==============   ==============   ==============


Basic earnings per share                                          $ 0.39                           $ 0.10
                                                          ===============                   ==============
Diluted earnings per share                                        $ 0.36                           $ 0.10
                                                          ===============                   ==============

Weighted average shares  - basic                                  45,944                           49,209
                                                          ===============                   ==============
Weighted average shares  - diluted                                48,772                           49,230
                                                          ===============                   ==============


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


            FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            (Dollars in thousands, except per share amounts)
            (Unaudited)
                                                                                           Six months ended
                                                                                               June 30,

                                                                   2002               %           2001               %
                                                               --------------  -------------  --------------  -------------

REVENUES:
Investment banking                                                  $ 60,645          47.5%        $ 42,709          55.0%
Institutional brokerage                                               34,129          26.7%          23,882          30.8%
Asset management
  Base fees                                                           13,629          10.7%           8,098          10.4%
  Incentive and investment income                                     19,224          15.1%           7,456           9.6%
  Technology sector investment and incentive loss                     (3,531)         -2.8%          (8,786)        -11.3%
Interest, dividends and other                                          3,528           2.8%           4,246           5.5%
                                                               --------------  -------------  --------------  -------------

            Total revenues                                           127,624         100.0%          77,605         100.0%
                                                               --------------  -------------  --------------  -------------

EXPENSES:
Compensation and benefits                                             69,730          54.6%          49,007          63.2%
Business development and professional services                        14,394          11.3%          13,531          17.4%
Interest                                                                 800           0.6%             415           0.5%
Other                                                                 16,032          12.6%          15,681          20.2%
                                                               --------------  -------------  --------------  -------------

            Total expenses                                           100,956          79.1%          78,634         101.3%
                                                               --------------  -------------- -------------   -------------

            Net income (loss) before income taxes and                 26,668          20.9%          (1,029)         -1.3%
            extraordinary gain
Income tax provision                                                     -             0.0%             -             0.0%
                                                               --------------  -------------  --------------  -------------

            Net income (loss) before extraordinary gain               26,668          20.9%          (1,029)         -1.3%

            Extraordinary gain                                         1,413           1.1%             -             0.0%

            Net income (loss)                                       $ 28,081          22.0%        $ (1,029)         -1.3%
                                                               ==============  =============  ==============  =============

Basic earnings (loss) per share before extraordinary gain             $ 0.58                        $ (0.02)
                                                               ==============                 ==============
Diluted earnings (loss) per share before extraordinary gain           $ 0.56                        $ (0.02)
                                                               ==============                 ==============

Basic earnings (loss) per share                                       $ 0.61                        $ (0.02)
                                                               ==============                 ==============
Diluted earnings (loss) per share                                     $ 0.59                        $ (0.02)
                                                               ==============                 ==============

Weighted average shares  - basic                                      45,804                         49,298
                                                               ==============                 ==============
Weighted average shares  - diluted                                    47,500                         49,298
                                                               ==============                 ==============


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

         FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
         Financial & Statistical Supplement -Operating Results (unaudited)
         (Dollars in thousands, except per share data)




                                              YTD 2002   Q-2 02    Q-1 02   YTD 2001   Q-4 01   Q-3 01    Q-2 01    Q-1 01
                                              ------------------------------------------------------------------------------
Revenues
Investment banking:
  Underwriting                                 $ 37,558  $ 25,248  $ 12,310   $47,853 $ 20,928   $ 9,857   $ 9,414  $ 7,654
  Corporate finance                              21,301     9,827    11,474    28,534    7,080     1,153    18,057    2,244
  Investment gains                                1,786     1,595       191     6,762    1,348        74     5,340        -
Institutional brokerage:
  Principal transactions                         15,430     8,372     7,058    26,330   10,817     4,158     5,383    5,972
  Agency commissions                             18,699     9,954     8,745    27,084    8,623     5,934     5,962    6,565
Asset management:
  Base management fees                           13,629     7,633     5,996    19,744    5,810     5,836     5,191    2,907
  Incentive income                                4,685     2,902     1,783     3,628    1,811       975       474      368
  Net investment income loss                     14,539     8,517     6,022     9,532    5,698    (2,780)    5,009    1,605
  Technology sector investment and incentive loss(3,531)   (2,432)   (1,099)  (18,100)  (2,722)   (6,592)   (1,684)  (7,102)
Interest, dividends and other                     3,528     1,638     1,890     9,422    2,008     3,168     2,006    2,240
                                              ------------------------------------------------------------------------------
     Total revenues                             127,624    73,254    54,370   160,789   61,401    21,783    55,152   22,453
                                              ------------------------------------------------------------------------------

Expenses
Compensation and benefits                        69,730    38,411    31,319   108,112   34,829    24,276    32,756   16,251
Business development & professional services     14,394     7,982     6,412    28,879    7,709     7,639     8,205    5,326
Clearing and brokerage fees                       2,443     1,817       626     7,087    1,981     1,786     1,588    1,732
Occupancy & equipment                             4,255     2,046     2,209    10,852    2,468     3,001     2,883    2,500
Communications                                    4,266     2,187     2,079     5,832    1,612     1,555     1,498    1,167
Interest expense                                    800       430       370     1,083      346       322       334       81
Other operating expenses                          5,068     2,602     2,466     9,415    2,249     2,853     2,778    1,535
Restructuring and software impairment charges         -         -         -     5,151    2,410     2,741         -        -
                                              ------------------------------------------------------------------------------
     Total expenses                             100,956    55,475    45,481   176,411   53,604    44,173    50,042   28,592
                                              ------------------------------------------------------------------------------

Net income (loss) before taxes and               26,668    17,779     8,889   (15,622)   7,797   (22,390)    5,110   (6,139)
extraordinary gain                            ------------------------------------------------------------------------------

Income tax provision (benefit)                        -         -         -    (1,760)  (1,760)        -         -        -

Net income (loss) before extraordinary gain    $ 26,668  $ 17,779   $ 8,889 $ (13,862) $ 9,557  $(22,390)  $ 5,110 $ (6,139)
                                              ==============================================================================

Extraordinary gain                                1,413         -     1,413     1,148    1,148         -         -        -

Net income (loss)                              $ 28,081  $ 17,779  $ 10,302 $ (12,714)$ 10,705  $(22,390)  $ 5,110 $ (6,139)
                                              ==============================================================================

Net income (loss) before taxes and extraordinary
gain as a percentage of revenue                   20.9%     24.3%     16.3%     -9.7%    12.7%   -102.8%      9.3%   -27.3%

ROE (annualized)                                  34.4%     34.4%     18.7%     -6.4%    23.9%    -47.9%      9.9%   -11.5%

Total shareholders' equity                    $ 218,368  $218,368  $194,590 $ 185,311 $ 185,311$ 173,667 $ 200,313 $211,001

Basic earnings (loss) per share                  $ 0.61    $ 0.39    $ 0.23   $ (0.27)  $ 0.24   $ (0.49)   $ 0.10  $ (0.12)
Diluted earnings (loss) per share                $ 0.59    $ 0.36    $ 0.22   $ (0.27)  $ 0.24   $ (0.49)   $ 0.10  $ (0.12)

Ending shares outstanding (in thousands)         46,339    46,339    45,751    45,605   45,605    45,514    46,100   49,391

Book value per share                             $ 4.71    $ 4.71    $ 4.25    $ 4.06   $ 4.06    $ 3.82    $ 4.35   $ 4.27

Assets under management (in millions)
Managed accounts                                $ 748.5   $ 748.5   $ 394.5   $ 250.2  $ 250.2   $ 237.5   $ 142.4  $ 126.1
Hedge & offshore funds                            189.5     189.5     158.7     164.6    164.6     176.1     186.6    164.7
Mutual funds                                    1,299.5   1,299.5   1,215.0   1,004.0  1,004.0   1,008.3   1,153.1    148.5
Private equity & venture capital                  340.1     340.1     342.3     295.5    295.5     305.6     341.2    336.2
                                              ------------------------------------------------------------------------------
     Total                                     $2,577.6 $ 2,577.6 $ 2,110.5 $ 1,714.3 $1,714.3  $1,727.5  $1,823.3  $ 775.5
                                              ==============================================================================

Employee count                                      445       445       441       433      433       502       488      400
                                              ==============================================================================


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